GOODWILL	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL
GOODWILL
The Company has recorded the following Goodwill on its acquisitions:

(millions of Canadian $)	U.S. Natural Gas Pipelines

Balance at January 1, 2017	13,958
Columbia adjustment (Note 26)	71
Foreign exchange rate changes	(945)
Balance at December 31, 2017	13,084
Tuscarora impairment charge	(79)
Foreign exchange rate changes	1,173
Balance at December 31, 2018	14,178

Tuscarora
In the fourth quarter of 2018, the Company finalized its regulatory filing for Tuscarora in response to the 2018 FERC Actions and Form 501-G requirements. In January 2019, Tuscarora reached a settlement-in-principle with its customers which was filed with FERC. As a result of these developments, as well as changes to other valuation assumptions responsive to Tuscarora’s commercial environment, it was determined that the fair value of Tuscarora did not exceed its carrying value, including goodwill. The fair value of the reporting unit was determined using a discounted cash flow analysis. The expected cash flows were discounted using a risk-adjusted discount rate to determine the fair value. As a result, the Company recorded a goodwill impairment charge of $79 million pre-tax within the U.S. Natural Gas Pipelines segment. This non-cash charge was recorded in Goodwill and other asset impairment charges on the Consolidated statement of income. As Tuscarora is a TC PipeLines, LP asset, the Company's share of this amount, after tax and net of non-controlling interests, was $15 million. The goodwill balance related to Tuscarora at December 31, 2018 was US$23 million (2017 – US$82 million).
Great Lakes
At December 31, 2018, the estimated fair value of Great Lakes exceeded its carrying value by less than 10 per cent. The fair value of this reporting unit was measured using a discounted cash flow analysis in its most recent valuation. Assumptions used in the analysis regarding Great Lakes’ ability to realize long-term value in the North American energy market included the impact of its 501-G election, revenue opportunities on the system as well as changes to other valuation assumptions responsive to Great Lakes’ commercial environment. Although evolving market conditions and other factors relevant to Great Lakes’ long term financial performance have been positive, there is a risk that reductions in future cash flow forecasts or adverse changes in other key assumptions could result in a future impairment of a portion of the goodwill balance relating to Great Lakes. The goodwill balance related to Great Lakes at December 31, 2018 was US$573 million (2017 – US$573 million).
Ravenswood
As a result of information received during the process to monetize the Company's U.S. Northeast power business in third quarter 2016, it was determined that the fair value of Ravenswood did not exceed its carrying value, including goodwill. The fair value of the reporting unit was determined using a combination of methods including a discounted cash flow analysis and a range of expected consideration from a potential sale. The expected cash flows were discounted using a risk-adjusted discount rate to determine the fair value. As a result, in 2016, the Company recorded a goodwill impairment charge on the full carrying value of Ravenswood goodwill of $1,085 million ($656 million after tax) within the Energy segment.